Exhibit 99.1

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Michael R. Kallet, President and Chief Executive Officer and Eric E. Stickles, Executive Vice President and Chief Financial Officer of Oneida Financial Corp. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-K for the fiscal ended December 31, 2002 and that to the best of his knowledge:

      (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


March 26, 2003              /s/ Michael R. Kallet
                            ----------------------------------------------------
Date                        President and Chief Executive Officer


March 26, 2003              /s/ Eric E. Stickels
                            ----------------------------------------------------
Date                        Executive Vice President and Chief Financial Officer